UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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Arkados Group, Inc.

(Name of Registrant As Specified In Its Charter)

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ARKADOS GROUP, INC.

211 Warren Street, Suite 219

Newark, New Jersey 07103

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of Arkados Group, Inc.:

We are delivering this Notice and the accompanying Information Statement to inform our stockholders that on September 7, 2017, the holders of a majority of the votes entitled to be cast by all outstanding Common Stock of Arkados Group, Inc. (the “Company,” “our” or “we”) adopted resolutions by written consent, in lieu of a meeting of stockholders, to amend our Certificate and Incorporation (the “Charter”) to change our name (the ”Name Change”) to Solbright Group, Inc., as set forth in the Certificate of Amendment of Certificate of Incorporation attached hereto as Annex A (the “Amendment”).

The Amendment was approved by stockholder written consent pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), which permits any action that may be taken at a meeting of stockholders to be taken by written consent by the holders of outstanding stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and Section 2.14 of the Company’s Amended and Restated By-Laws (the “By-Laws”), which permits any action that may be taken at a meeting of stockholders to be taken by written consent by the holders of outstanding stock of the Company if specifically authorized do so by our Board of Directors. All necessary corporate approvals in connection with the adoption of the Amendment.

The Information Statement is being furnished to the holders of the Company’s common stock, par value $0.0001 per share (“Common Stock”), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules thereunder and Section 228 of the DGCL solely for the purpose of informing our stockholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, both of these actions will not become effective until at least 20 calendar days after the mailing of this Notice and the accompanying Information Statement, and thus we plan to file the Amendment as soon thereafter as is reasonably practicable.

The Amendment was approved and recommended by our Board of Directors prior to the stockholder action by written consent described in this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

You have the right to receive this Notice and the accompanying Information Statement if you were a stockholder of record of our Company at the close of business on October 12, 2017.

By Order of the Board of Directors

/s/Terrence DeFranco
Terrence DeFranco
Chief Executive Officer
October 10, 2017

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ARKADOS GROUP, INC.

211 Warren Street, Suite 219

Newark, New Jersey 07103

INFORMATION STATEMENT

General

In this Information Statement, unless the context otherwise requires, “Arkados Group,” the “Company,” “we,” “us” and “our” and similar expressions refer to Arkados Group, Inc., a Delaware corporation.

This Information Statement is being sent to inform our stockholders that we have obtained a written consent (the “Consent”) from the holders of a majority of the votes entitled to be cast by all outstanding Common Stock of the Company to amend our Certificate and Incorporation (the “Charter”) as set forth in the Certificate of Amendment of Certificate of Incorporation attached hereto as Annex A (the “Amendment”).

This Information Statement is being mailed on or about October 10, 2017 to the Company’s stockholders of record as of October 12, 2017 (the “Record Date”) that did not execute the Consent. This Information Statement constitutes notice to our stockholders of corporate actions taken by our stockholders without a meeting as required by Section 228 the Delaware General Corporation Law (the “DGCL”) and pursuant to Section 2.14 of the By-Laws.

We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock, par value $0.0001 per share (“Common Stock”), held by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.

The date of this Information Statement is October 10, 2017.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Action by Written Consent

On September 7, 2017 (the “Shareholder Vote Date”), the holders of a majority of the votes entitled to be cast by all outstanding Common Stock of the Company (the “Consenting Stockholders”) who executed the Consent approving the Amendment, as described herein, beneficially owned 11,232,973 shares of our outstanding Common Stock. As of the Shareholder Vote Date, there were 21,673,402 shares of our Common Stock outstanding. No payment was made to any person or entity in consideration of execution of the Consent.

Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you. Section 228 of the DGCL provides that any action that may be taken at a meeting of stockholders may be taken by written consent by the holders of outstanding stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Approval of at least a majority of outstanding stock entitled to vote thereon was required to approve the Amendment.

As of the Shareholder Vote Date, the Company had 21,673,402 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. On the Shareholder Vote Date, the Consenting Stockholders beneficially owned 11,232,973 shares of Common Stock in the aggregate, which represents 51.83% of the votes entitled to be cast by all outstanding Common Stock. Accordingly, the Consent executed by the Consenting Stockholders pursuant to Section 228 of the DGCL is sufficient to approve the Amendment and no further stockholder action is required to approve this matter.

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Board Authorization to Consent

Section 2.14 of the By-Laws requires that any stockholder action by written consent in lieu of a meeting must be specifically authorized by resolution of our Board of Directors. Our Board of Directors authorized our stockholders to approve the Amendment by written consent prior to the execution of the Consent by the Consenting Stockholders.

Notice Pursuant to Section 228

Pursuant to Section 228 of the DGCL, the Company is required to provide prompt notice of the taking of a corporate action by written consent of stockholders to the Company’s stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228 of the DGCL.

Dissenters’ Rights of Appraisal

The DGCL does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters discussed in this Information Statement.

APPROVAL OF THE CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

Description of the Amendment

On September 7, 2017, our Board of Directors adopted a resolution authorizing an amendment to the Charter to change our name to Solbright Group, Inc. A copy of the text of the Amendment is attached to this Information Statement as Annex A. The changes in the Amendment will become effective upon the filing of the Amendment with the Secretary of State of the State of Delaware, which is expected to occur twenty (20) calendar days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable.

Reasons for and Effects of the Amendment

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on May 5, 2017, the Company completed the acquisition (the “Acquisition”) of substantially all of the assets of Solbright Renewable Energy, LLC (the “Solbright Business ”) on May 1, 2017. The Amendment changes our name to Solbright Group, Inc. to reflect our rebranding following the closing of the Acquisition of the Solbright Business, which is focused on the solar engineering, procurement and construction sector.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise stated, the table below sets forth information concerning the beneficial ownership of Common Stock as of October 2, 2017 for: (1) each director currently serving on our Board of Directors; (2) each of our named executive officers; (3) our directors and executive officers as a group; and (4) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock. At the close of business on October 2, 2017, there were 21,673,402 shares of Common Stock outstanding. Except as otherwise noted, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

Name of Stockholder (1)	Shares of Common Stock Beneficially Owned		Percentage of Ownership (2)
5% or more Stockholders
Tai Jee Pan (3)	3,327,512	(4)	15.4%
Richmake International Ltd. (5)	2,477,545		11.7%
SolBright Renewable Energy, LLC (6)	8,000,000	(7)	31.2%
AIP Asset Management Inc. (8)	7,291,668	(9)	25.9%

Officers and Directors
Terrence DeFranco, CEO, sole director	3,383,333	(10)	13.8%
Officers and Directors as a Group (1 total)	3,383,333		13.8%

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(1)	Unless otherwise indicated, the address for all beneficial owners is c/o Arkados Group, Inc., 211 Warren Street, Suite 320, Newark, New Jersey 07103.
(2)	Beneficial ownership is determined in accordance with the rules of the Commission, including Rule 13d-3(d)(1) of the Exchange Act, and generally includes voting or investment power with respect to securities. Under the rules of the Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares a power to vote or to direct the voting of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. In accordance with Commission rules, shares of Common Stock that may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, we believe the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Common Stock indicated as beneficially owned by them.
(3)	The stockholder’s business address is: 15265 NW Perimeter Drive, Beaverton, Oregon 97006.
(4)	Consists of 2,660,846 shares of common stock owned by Tai Jee Pan, directly, and 666,666 shares of common stock owned by MAT Research LLC, an entity controlled by Tai Jee Pan.
(5)	The stockholder’s business address is: 10F, No. 69 Sec 3 HeuiJung Road, Taichung, Taiwan.
(6)	The Stockholder's businesss address is 701 East Bay Street, Suite 302, Charleston, SC 29403.
(7)	Consists of 4,000,000 shares of Common Stock, plus an additional 4,000,000 shares of Common Stock issuable upon conversion of Series A Convertible Preferred Stock (initially convertible at a Conversion Price of $1.50 per share) automatically issuable upon the conversion of the Preferred Stock Note upon filing of the Certificate of Designation. Mr. Patrick Hassell exercises sole voting and dispositive powers with respect to the shares of Common Stock owned by and issuable to SolBright Renewable Energy, LLC.
(8)	The Stockholder's businesss address of AIP Asset Management Inc. (“AIP”) is TD North Tower, 77 King Street W, Suite 4140, Toronto, ON M5K 1E7. AIP refers to AIP plus the affiliated entities over which AIP has dispositive and voting control.
(9)	Consists of 833,334 shares of Common Stock purchased in the Company's 2017 private placement, plus 3,125,000 shares of Common Stock issuable to AIP upon conversion of certain 10% Notes, 2,500,000 shares of Common Stock issuable upon exercise of the warrants issued in connection with the 10% Notes and 833,334 shares of Common Stock issuable upon the exercise of warrants issued in connection with the 2017 private placement. Mr. Jay Bala exercises sole voting and dispositive powers with respect to the shares of Common Sotck issuable to AIP.
(10)	Consists of 608,333 shares of Common Stock and options to purchase 2,775,000 shares of Common Stock.

CONSENTING STOCKHOLDERS

On September 7, 2017, the Shareholder Vote Date, the following record holders of 11,232,973 shares of Common Stock in the aggregate consented in writing to the matters stated herein. The total number of shares outstanding as of the Shareholder Vote Date, for purposes of this calculation, is 21,673,402.

Name of Stockholder	Shares of Common Stock Beneficially Owned	Percentage of Ownership
Tai Jee Pan	3,327,512	15.35%
Richmake International Ltd.	2,477,545	11.43%
Solbright Renewble Energy, LLC	4,000,000	18.46
Burton LaSalle Corp.	819,583	3.78%
Terrence DeFranco	608,333	2.81%
Total	11,232,973	51.83%

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INTERESTS OF CERTAIN PERSONS IN MATTERS ACTED UPON

Terrence DeFranco, our Chairman and Chief Executive Officer, voted and consented to approve the Amendment. Mr. DeFranco beneficially owned approximately 2.81% of the outstanding Common Stock as of the Shareholder Vote Date.

EXCHANGE ACT MATTERS

Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Amendment will not affect the registration of our common stock under the Exchange Act or our reporting or other requirements thereunder. Our common stock is currently quoted for trading on the OTC Market Group Inc. OTCPink Tier under the ticker symbol "AKDS."

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HASPASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

OTHER MATTERS

There have been no proposals submitted by stockholders for consideration and the Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company's voting stock.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and the services that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this Information Statement. Upon written or oral request, we will deliver a separate copy of the Information Statement to any stockholder at a shared address to which a single copy of the Information Statement was delivered and who wishes to receive a separate copy of the Information Statement. Stockholders receiving multiple copies of the Information Statement may likewise request that we deliver single copies of such documents in the future. Stockholders may notify us of their requests by calling or writing us at:

Arkados Group, Inc.

211 Warren Street, Suite 219

Newark, New Jersey 07103

Attention: Investor Relations

Telephone: (862) 373-1988

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This information statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended May 31, 2016 as filed with the Securities and Exchange Commission.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information (File No. 000-27587) with the SEC pursuant to the Exchange Act. For further information regarding us, please see our filings with the SEC, including our annual, quarterly, and current reports and proxy statements, which you may read and copy at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Our public filings with the SEC are also available to the public on the SEC’s website at www.sec.gov. In addition, we make available free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We maintain a website at www.arkadosgroup.com. The information on our website or on any other website is not, and you must not consider such information to be, a part of this Information Statement. You should rely only on the information contained in this Information Statement and in the documents incorporated by reference.

By Order of the Board of Directors,

/s/Terrence DeFranco
Terrence DeFranco
Chief Executive Officer
October 10, 2017

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ANNEX A

CERTIFICATE OF AMENDMENT

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

FOR

ARKADOS GROUP, INC.

Arkados Group, Inc. (the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, through its duly authorized officer and by authority of its Board of Directors, does hereby certify:

FIRST: By unanimous written consent of the Board of Directors of said Corporation, resolutions were duly adopted setting forth the proposed amendment of the Certificate of Incorporation of said Corporation, declaring such amendment to be advisable. The resolution setting forth the amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “First” to read in its entirety as set forth below:

FIRST

The name of the Corporation is Solbright Group, Inc.

SECOND: That, pursuant to Section 228 of the General Corporation Law of the State of Delaware, as of September 7, 2017, the Corporation obtained the consents in writing to the amendment as stated in the above resolution, signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such amendment.

THIRD: Such amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed this __th day of October, 2017.

ARKADOS GROUP, INC.

By:	/s/Terrence DeFranco
Name:	Terrence DeFranco
Title:	Chief Executive Officer